                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated August 13, 1999, included in this Form 11-K/A, into the Company's previously filed Registration Statements on Form S-3 (No. 333-29817) and on Form S-8 (No. 33-14464, 2-63830, 2-55753, 333-02285, 333-02557 and 2-36370).

                                                   /s/ Arthur Andersen LLP


Kansas City, Missouri
     August 13, 1999